Exhibit 99.2


FINANCIAL GUARANTY INSURANCE COMPANY
===============================================================================

Unaudited Interim Financial Statements

September 30, 2000


Balance
Sheets............................................................1
Statements of Income..............................................2
Statements of Cash Flows..........................................3
Notes to Unaudited Interim Financial Statements...................4





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Financial Guaranty Insurance
Company                                                                                   Balance Sheets

($ in Thousands)
                                                                         September 30,       December 31,
                                                                    2000                     1999
                                                                    ------------------       ---------------
Assets                                                              (Unaudited)
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,254,334 in 2000 and $2,484,753 in 1999)                        $2,219,960           $2,412,504
Short-term investments, at cost, which approximates fair value          189,700              114,776
Cash                                                                        478                  924
Accrued investment income                                                34,572               38,677
Reinsurance receivable                                                    9,398                8,118
Deferred policy acquisition costs                                        71,967               71,730
Property, plant and equipment net of
   accumulated depreciation of $7,940 in 2000 and $7,803 in 1999            702                  967
Prepaid reinsurance premiums                                            134,395              133,874
Receivable for Securities Sold                                          124,359                   10
Prepaid expenses and other assets                                        13,522               16,662
                                                                   ------------         ------------
            Total assets                                             $2,799,053           $2,798,242
                                                                     ==========           ==========

Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                      $581,221             $578,930
Losses and loss adjustment expenses                                      47,013               45,201
Ceded reinsurance payable                                                 2,525                2,310
Accounts payable and accrued expenses                                    11,996               16,265
Current federal income taxes payable                                     56,562               62,181
Deferred federal income taxes payable                                    61,705               46,346
Payable for securities purchased                                         89,866                7,894
                                                                      ---------            ---------

            Total liabilities                                           850,888              759,127
                                                                        -------             --------

Stockholder's Equity:

Common stock, par value $1,500 per share at September 30,
  2000 and at December 31, 1999: 10,000 shares authorized,
  issued and outstanding                                                 15,000               15,000
Additional paid-in capital                                              383,511              383,511
Accumulated other comprehensive loss, net of tax                        (20,687)             (46,687)
Retained earnings                                                     1,570,341            1,687,291
                                                                     ----------           ----------

            Total stockholder's equity                                1,948,165            2,039,115
                                                                     ----------          -----------

            Total liabilities and stockholder's equity               $2,799,053           $2,798,242
                                                                     ==========           ==========


                     See accompanying notes to unaudited interim financial statements
                                                   -21-

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Financial Guaranty Insurance
Company                                                                          Statements Of Income



($ in Thousands)



                                                                         Nine Months Ended September 30,
                                                                        2000                    1999
                                                                                 (Unaudited)

Revenues:

    Gross premiums written                                               $77,729              $ 75,398
    Ceded premiums                                                       (14,744)              (13,086)
                                                                       ----------            ----------


    Net premiums written                                                  62,985                62,312
    (Increase)/Decrease in net unearned premiums                          (1,770)               29,090
                                                                        ---------            ---------

    Net premiums earned                                                   61,215                91,402
    Net investment income                                                103,273               101,187
    Net realized gains                                                    18,780                25,186
                                                                        --------              --------

        Total revenues                                                   183,268               217,775
                                                                        --------               -------

Expenses:

    Losses and loss adjustment expenses                                    3,087                (4,386)
    Policy acquisition costs                                               8,320                15,032
    Other underwriting expenses                                           11,635                13,471
                                                                       ---------                ------

        Total expenses                                                    23,042                24,117
                                                                        --------               -------

        Income before provision for federal income taxes                 160,226               193,658

    Provision for federal income taxes                                    27,176                38,894
                                                                        --------               -------

         Net income                                                     $133,050              $154,764
                                                                        ========              ========




                     See accompanying notes to unaudited interim financial statements


                                                   -22-

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Financial Guaranty Insurance
Company                                                                       Statements Of Cash Flows


($ in Thousands)
                                                                          Nine Months Ended September 30,
                                                                        2000                     1999
                                                                        ----                     ----
                                                                                 (Unaudited)

Operating activities:

Net income                                                            $133,050               $154,764
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred federal income taxes                          1,359                    533
    Amortization of fixed maturity securities                            3,731                  3,195
    Policy acquisition costs deferred                                   (8,557)               (10,496)
    Amortization of deferred policy acquisition costs                    8,320                 15,032
    Depreciation of property, plant and equipment                          265                    740
    Change in reinsurance receivable                                    (1,280)                (1,927)
    Change in prepaid reinsurance premiums                                (521)                10,192
    Foreign currency translation adjustment                              2,125                  1,891
    Change in accrued investment income, prepaid
       expenses and other assets                                         7,245                 (2,474)
    Change in unearned premiums                                          2,291                (39,282)
    Change in losses and loss adjustment expense                         1,812                 (5,845)
    Change in ceded reinsurance payable, accounts payable
       and accrued expenses                                             (4,045)                (6,170)
    Change in current federal income taxes payable                      (5,619)                (7,175)
    Net realized gains                                                 (18,780)               (25,186)
                                                                      ---------               --------

Net cash provided by operating activities                              121,387                 87,792
                                                                       -------                -------

Investing activities:

Sales or maturities of fixed maturity securities                       717,451                662,901
Purchases of fixed maturity securities                                (514,360)              (590,689)
Purchases of short-term investments, net                               (74,924)               (84,900)
                                                                       --------               --------

Net cash used for investing activities                                 128,167                (12,688)
                                                                     ---------                --------

Financing activities:

Dividends paid                                                        (250,000)               (75,000)
                                                                      ---------               --------
Net cash used for financing activities                                (250,000)               (75,000)
                                                                      ---------               --------

(Decrease)/Increase in cash                                               (446)                   104
Cash at beginning of period                                                924                    318
                                                                     ---------               --------

Cash at end of period                                                 $    478                $   422
                                                                      ========                =======


                     See accompanying notes to unaudited interim financial statements
                                                   -23-


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Financial Guaranty Insurance
Company                                                                    Notes to Financial Statements


September 30, 2000 and 1999
(Unaudited)


           (1) Basis of Presentation

               The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of
               (a) results of operations for the nine months ended September 30, 2000 and 1999, (b) the financial position at September 30, 2000 and December 31, 1999, and (c) cash flows for the nine months ended September 30, 2000 and 1999.

               These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1999 audited financial statements.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           (2) Statutory Accounting Practices

               The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

               (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

               (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

               (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

               (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

               (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

               (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

               (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as available for sale under GAAP.


                                      -24-


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Financial Guaranty Insurance
Company                                                                                          Notes to Financial Statements


The following is a reconciliation of the net income and stockholder's  equity of
Financial  Guaranty  prepared  on a  GAAP  basis  to the  corresponding  amounts reported on a statutory basis for the periods indicated below:
                                                                             Nine Months Ended September
30,

                                                                2000                                       1999
                                             --------------------------------------------- --------------------
                                                Net            Stockholder's             Net          Stockholder's
                                              Income              Equity               Income            Equity

GAAP basis amount                               $133,050           $1,948,165            $154,764          $2,038,827
Premium revenue recognition                       (9,908)            (204,467)             (4,836)           (199,991)
Deferral of acquisition costs                       (237)             (71,967)              4,536             (76,388)
Contingency reserve                                    -             (747,059)                  -            (665,383)
Contingency reserve tax deduction                      -               74,059                   -              74,059
Non-admitted assets                                    -                 (636)                  -                (632)
Case-basis losses incurred                           440                 (781)             (1,091)             (1,018)
Portfolio loss reserves                            2,800               28,700               1,000              33,900
Deferral of income tax                             1,359               73,654                 533              73,479
Unrealized losses on fixed maturity
  securities held at fair value, net                   -                                        -
  of taxes                                                             22,343                                  20,585
Profit commission                                     27               (7,116)               (457)             (6,508)
Provision for unauthorized reinsurers                  -                  (87)                  -                 (88)
Allocation of tax benefits due to
  Parent's net operating loss to the
  Company                                            219               11,312                 235              11,404
                                               ---------         ------------           ---------        ------------
Statutory basis amount                          $127,750           $1,126,120            $154,684          $1,302,246
                                                ========           ==========            ========          ==========





                                      -25-

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Financial Guaranty Insurance
Company                                                                    Notes to Financial Statements


           (3) Dividends

               Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

               o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 2000.

               o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the State of New York Insurance Department.


               The amount of the Company's surplus available for dividends during 2000 is approximately $112.6 million.

               The Company declared dividends of $50 million and $75 million during the first nine months of 2000 and 1999 respectively. In addition, an extraordinary dividend of $200 million (approved by New York State Insurance Department) was paid during the first nine months of 2000.

           (4) Income Taxes

               The Company's effective Federal corporate tax rate (17.0 percent and 20.1 percent for the nine months ended September 30, 2000 and 1999, respectively) is less than the statutory corporate tax rate (35 percent in 2000 and 1999) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

           (5)  Reinsurance

               Net premiums earned are shown net of premiums ceded of $14.2 million and $23.8 million, respectively, for the nine months ended September 30, 2000 and 1999.

(6)     Comprehensive Income

               Comprehensive income encompasses all changes in stockholders' equity (except those arising from transactions with stockholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities (net of taxes) and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:









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Financial Guaranty Insurance
Company                                                    Notes to Financial Statements


September 30, 2000 and 1999
(Unaudited)


                                                               For the Nine Months
                                                               Ended September 30,
                                                              2000             1999
                                                              ----             ----

               Net income                                  $133,050         $154,764
               Other comprehensive income:
                  Change in unrealized investment gains/,
                     (losses) net of taxes of $13,256 in 2000
                      and ($61,321) in 1999                  24,619         (113,882)
                  Change in foreign exchange gains,
                     net of taxes of $743 in 2000 and
                     $622 in 1999                             1,381            1,229
                                                         ----------         --------
               Comprehensive income                        $159,050         $ 42,111
                                                           ========         ========




(7)     Current Accounting Pronouncements

               The Financial Accounting Standards Board ("FASB") has issued, then subsequently amended Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging activities, effective for Financial Guaranty Insurance Company on January 1, 2001. Upon adoption, all derivative instruments (including certain derivative instruments embedded in other contracts) will be recognized in the balance sheet at their fair values; changes in such fair values must be recognized immediately in earnings unless specific hedging criteria are met. Management estimates that at September 30, 2000, the effects on its financial statements of adopting SFAS 133, as amended, will be immaterial. However, the transition effect as of January 1, 2001, cannot be estimated at this time because it is subject to the following unknown variables as of that date: (1) actual derivatives and related hedged positions,
               (2) market values of derivatives and hedged positions, and (3) further interpretation of SFAS 133 by the FASB.



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